Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

                      AND INVESTMENT REPRESENTATION LETTER

Board of Directors
Smart Games Interactive, Inc.
c/o Nicholas J. Chuma, Secretary
1633 17th Street
Cuyahoga Falls, Ohio  44223

Gentlemen,

      The undersigned purchaser (the "Purchaser") has been advised that Smart Games Interactive, Inc., an inactive and insolvent Delaware corporation (the "Company"), is willing to sell 15,000,000 shares of its $0.001 par value common stock ("Common Stock") to a suitable angel investor for an aggregate cash consideration of $75,000. The undersigned has also been advised that the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act") but is being offered and sold in reliance upon the exemption from registration set forth in Securities and Exchange Commission Regulation S. Accordingly, the undersigned understands that such Common Stock may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the Common Stock is subsequently registered under the Act, or an exemption from the registration requirements of the Act is available.

      1. Purchaser's Representations. In connection with its subscription, the Purchaser represents and warrants to the Company that it:

     a. has been advised that the Company is an inactive and insolvent corporation that (i) has no material assets, (ii) has approximately $150,000 in third-party creditors claims, and (iii) can offer no assurances that its future business activities, if any, will ever generate revenue from operations or that the amount of such revenues will be sufficient to pay its costs of operations;

     b. has been advised that there are presently 12,648,244 shares of common stock issued and outstanding;

     c. has been given the opportunity to review all of the files and business records of the Company including the articles of incorporation, by-laws, documents defining the rights of security holders, business plans, financial projections and all other documents which it considered to be material to its investment decision;

     d. has been given the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Common Stock, the business of the Company and any other matters which it considered to be material to its investment decision and all such questions have been answered to its full satisfaction;

     e. is purchasing the Common Stock without being furnished any offering literature or prospectus other than the documents specified above;

     f. has sufficient financial and other resources to provide for its anticipated financial needs and has no need for liquidity with respect to its investment in the Common Stock;

     g. has total investments in illiquid investments that are reasonable in relation to its net worth and can afford the total loss of its investment in the Common Stock; and

     h. understands and acknowledges that this investment will be long term and is, by nature, highly speculative.

2. Offshore Transaction. In connection with the subscription evidenced hereby, the Purchaser further represents and warrants as follows:

     a. that it is not a "U.S. Person" as that term is defined in Rule 902 of Securities and Exchange Commission Regulation S;

     b. that at the time the buy order was originated, it was outside the United States and is outside the United States as of the date of the execution and delivery of this subscription agreement;

     c. that all offering documents received by it include a statement to the effect that the shares of Common Stock have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons unless the shares of Common Stock are registered under the Act, or an exemption from the registration requirements of the Act is available;

     d. that it is acquiring the Common Stock for investment purposes only, has no agreement, arrangement or understanding with any person to participate in the subsequent distribution of the Common Stock and is not acquiring the Common Stock on behalf of any U.S. Person, or in connection with a transaction or series of transactions that contemplates the re-sale of such securities to a purchaser in the United States;

     e.   that  all  subsequent  offers  and  sales of the  Common  Stock by the
          Purchaser shall only be made in compliance with the safe harbor provisions of Securities and Exchange Commission Regulation S, pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration, if such an exemption is available;

     f. neither the undersigned nor any of its affiliates, nor any person acting on his behalf has engaged or will engage in any "directed selling efforts" as such term is defined in Rule 902 of Securities and Exchange Commission Regulation S;

     g. that it understands that the Company will issue stop transfer instructions to its transfer agent with respect to the Common Stock and intends to place the following restrictive legend, or a legend similar thereto, on each certificate representing such securities:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A TRANSACTION EFFECTED IN RELIANCE UPON AN EXEMPTION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN THE SUBJECT TO A REGISTRATION STATEMENT UNDER THE ACT OR ANY STATE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR APPLICABLE EXEMPTION THEREFROM UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACT.


3. Representations of the Company. In connection with the subscription evidenced hereby, the Purchaser has been informed of the following express representations and warranties of the Company:

     a. The Company is a corporation duly organized, validly existing, and in good standing under the, laws of Delaware with full corporate power and authority to own its properties and conduct its business, and is duly qualified to conduct the business in which it is engaged in all jurisdictions where the conduct of its business requires qualification, except those jurisdictions where the failure to be qualified would not have a material adverse effect on the business or financial condition of the Company;

     b. All documents that have been previously provided to the undersigned are true, correct and complete copies of the original documents previously filed by the Company with the Secretary of State of the State of Delaware.

     c. All issued and outstanding shares of Common Stock have been issued and sold by the Company in compliance with all applicable state and federal securities laws and regulations.

     d. The issuance and sale of the Common Stock has been duly and validly authorized by all required corporate action of the Company and will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, or other evidence of indebtedness, lease, contract, or other agreement or instrument to which the Company is a party or by which the property of the Company is bound, (ii) the Company's certificate of incorporation or bylaws, or (iii) any statute or any order, rule, or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties;

     e. Upon delivery to the Purchaser, the Common Stock will be validly issued, fully paid, nonassessable, and free of preemptive rights.

4. Subscription to Purchase Shares of Common Stock. In reliance upon the express representations of the Company set forth in Section 3 above, the undersigned agrees to purchase 15,000,000 shares of Company's Common Stock for an aggregate consideration of $75,000, which has been delivered to the Company concurrently herewith.

5. Arbitration of Disputes. In the event a dispute between the parties hereto arises out of, in connection with, or with respect to this Stock Purchase Agreement and Investment Representation Letter, or any breach thereof, such dispute shall, on the written request of one party delivered to the other party, be submitted to and settled by arbitration in Clearwater, Florida in accordance with the rules of the American Arbitration Association then in effect. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

6. Notices. All notices or other communications which are, or may be, required or permitted to be given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

7. Governing Law. The offer and other transactions contemplated under this Stock Purchase Agreement and Investment Representation Letter shall be construed in accordance with and governed by the laws of the State of Florida.

     IN WITNESS WHEREOF, the Purchaser has executed this Stock Purchase Agreement and Investment Representation Letter in the City of Georgetown, Cayman Islands on this 28th day of March, 2000.

                                          TOBEM INVESTMENTS LIMITED

                                          a Cayman Islands Corporation
                                          Genesis Building
                                          P.O. Box 2097
                                          Georgetown, Grand Cayman, BWI

                                             /s/
                                          ---------------------------
                                          (authorized representative)


                 Acceptance by Smart Games Interactive, Inc.

      In  reliance  upon  the  representations  of the  Purchaser  set  forth in paragraphs (1) and (2) above, Smart Games Interactive, Inc., a Delaware corporation, hereby confirms the representations and warranties set forth in paragraph (3) above and accepts the subscription set forth in paragraph (4) above.

      DATED this 28th day of March, 2000.

                                          Smart Games Interactive, Inc.

                                             /s/
                                          ---------------------------
                                          Nicholas J. Chuma, Director